EXHIBIT 13(c)(iii)

12/31/97
GENERATIONS                                                                                        TOTAL
CUMULATIVE                                                     1 YEAR            5 YEAR            RETURN
TOTAL RETURNS                                                   TOTAL             TOTAL            SINCE
USING HYPOTHETICAL UNIT VALUES                                 RETURN            RETURN          INCEPTION
 ================================================================================================================
MS EMERGING MARKETS #127                                                                            10/01/96

BEG OF PERIOD UV                                               4.882548                N/A          5.000000
# OF UNITS PURCHASED                                         204.811095                N/A        200.000000
END OF PERIOD UV                                               4.831965                N/A          4.831965
END OF PERIOD VALUE                                              989.64                N/A            966.39

DIFFERENCE                                                       (10.36)               N/A            (33.61)

PERCENT CHANGE                                                    -1.04%               N/A             -3.36%
 ---------------------------------------------------------------------------------------------------------------

GROWTH AND INCOME  #133                                                                                                12/96

BEG OF PERIOD UV                                               4.985000                N/A          5.000000
# OF UNITS PURCHASED                                         200.601805                N/A        200.000000
END OF PERIOD UV                                               6.090833                N/A          6.090833
END OF PERIOD VALUE                                            1,221.83                N/A          1,218.17

DIFFERENCE                                                       221.83                N/A            218.17

PERCENT CHANGE                                                    22.18%               N/A             21.82%
 ---------------------------------------------------------------------------------------------------------------

12/31/97
GENERATIONS                                                                                        TOTAL
CUMULATIVE                                                     1 YEAR            5 YEAR            RETURN
TOTAL RETURNS                                                   TOTAL             TOTAL            SINCE
USING ACTUAL UNIT VALUES                                       RETURN            RETURN            INCEPTION
 ================================================================================================================
LIT STRATEGIC STOCK #141                                                                            11/03/97
                                                                    N/A                N/A          12/31/97
BEG OF PERIOD UV                                                    N/A                N/A          5.000000
# OF UNITS PURCHASED                                                N/A                N/A        200.000000
END OF PERIOD UV                                                    N/A                N/A          5.113696
END OF PERIOD VALUE                                                 N/A                N/A          1,022.74

DIFFERENCE                                                          N/A                N/A             22.74

PERCENT CHANGE                                                      N/A                N/A              2.27%
 ---------------------------------------------------------------------------------------------------------------

MS ASIAN EQUITY #140                                                                                06/13/97

BEG OF PERIOD UV                                                    N/A                N/A          5.227120
# OF UNITS PURCHASED                                                N/A                N/A        191.309937
END OF PERIOD UV                                                    N/A                N/A          2.866335
END OF PERIOD VALUE                                                 N/A                N/A            548.36

DIFFERENCE                                                          N/A                N/A          (451.64)

PERCENT CHANGE                                                      N/A                N/A           -45.16%
 ---------------------------------------------------------------------------------------------------------------

MS EQUITY GROWTH PORT #132                                                                          01/29/97

BEG OF PERIOD UV                                                                                   4.960272
# OF UNITS PURCHASED                                                N/A                N/A        201.601848
END OF PERIOD UV                                                    N/A                N/A          6.241285
END OF PERIOD VALUE                                                 N/A                N/A          1,258.25

DIFFERENCE                                                          N/A                N/A            258.25

PERCENT CHANGE                                                      N/A                N/A             25.83%
 ---------------------------------------------------------------------------------------------------------------

MS GLOBAL EQUITY #130                                                                               02/05/97

BEG OF PERIOD UV                                                    N/A                N/A          4.982000
# OF UNITS PURCHASED                                                N/A                N/A        200.722601
END OF PERIOD UV                                                    N/A                N/A          5.905700
END OF PERIOD VALUE                                                 N/A                N/A          1,185.41

DIFFERENCE                                                          N/A                N/A            185.41

PERCENT CHANGE                                                      N/A                N/A             18.54%
 ---------------------------------------------------------------------------------------------------------------

MS INTERNATIONAL MAGNUM #135                                                                        02/10/97

BEG OF PERIOD UV                                                    N/A                N/A          5.061205
# OF UNITS PURCHASED                                                N/A                N/A        197.581406
END OF PERIOD UV                                                    N/A                N/A          5.318456
END OF PERIOD VALUE                                                 N/A                N/A          1,050.83

DIFFERENCE                                                          N/A                N/A             50.83

PERCENT CHANGE                                                      N/A                N/A              5.08%
 ---------------------------------------------------------------------------------------------------------------

MA FIXED INCOME #129                                                                                01/30/97

BEG OF PERIOD UV                                                    N/A                N/A          5.003078
# OF UNITS PURCHASED                                                N/A                N/A        199.876956
END OF PERIOD UV                                                    N/A                N/A          5.408434
END OF PERIOD VALUE                                                 N/A                N/A          1,081.02

DIFFERENCE                                                          N/A                N/A             81.02

PERCENT CHANGE                                                      N/A                N/A              8.10%
 ---------------------------------------------------------------------------------------------------------------

MA HIGH YIELD #134                                                                                  02/05/97

BEG OF PERIOD UV                                                    N/A                N/A          5.051645
# OF UNITS PURCHASED                                                N/A                N/A        197.955320
END OF PERIOD UV                                                    N/A                N/A          5.574231
END OF PERIOD VALUE                                                 N/A                N/A          1,103.45

DIFFERENCE                                                          N/A                N/A            103.45

PERCENT CHANGE                                                      N/A                N/A             10.34%
 ---------------------------------------------------------------------------------------------------------------

 MA MID CAP VALUE #136                                                                              02/05/97

BEG OF PERIOD UV                                                    N/A                N/A          5.001685
# OF UNITS PURCHASED                                                N/A                N/A        199.932623
END OF PERIOD UV                                                    N/A                N/A          6.585704
END OF PERIOD VALUE                                                 N/A                N/A          1,316.70

DIFFERENCE                                                          N/A                N/A            316.70

PERCENT CHANGE                                                      N/A                N/A             31.67%
 ---------------------------------------------------------------------------------------------------------------

MA VALUE #139                                                                                       01/29/97

BEG OF PERIOD UV                                                    N/A                N/A          4.944849
# OF UNITS PURCHASED                                                N/A                N/A        202.230644
END OF PERIOD UV                                                    N/A                N/A          5.801721
END OF PERIOD VALUE                                                 N/A                N/A          1,173.29

DIFFERENCE                                                          N/A                N/A            173.29

PERCENT CHANGE                                                      N/A                N/A             17.33%
 ---------------------------------------------------------------------------------------------------------------